UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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ING VARIABLE PORTFOLIOS, INC.
(Name of Registrant As Specified In Its Charter)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT

July 20, 2009

ING VARIABLE PORTFOLIOS, INC.

ING U.S. Bond Index Portfolio

Toll Free:  (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of a new sub-advisory agreement for ING U.S. Bond Index Portfolio (the “Portfolio”), a series of ING Variable Portfolios, Inc. (“IVPI”), effective May 4, 2009.

As discussed below, Lehman Brothers Asset Management LLC (“LBAM”) sub-advised the Portfolio under a sub-advisory agreement dated March 7, 2008. Prior to the transaction described below LBAM was a wholly-owned subsidiary of Lehman Brothers Holdings, Inc. (“Lehman Brothers”), a publicly traded company.

On September 14, 2008, Lehman Brothers filed a voluntary petition for Chapter 11 bankruptcy protection with the U.S. Bankruptcy Court for the Southern District of New York.  On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), a newly formed Delaware limited liability company organized by key members of Neuberger Berman’s senior management, was selected as the successful bidder in the public auction to acquire from Lehman Brothers substantially all the businesses operating under the Neuberger Berman name and the fixed-income business and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (collectively, the “Acquired Businesses”) (the “Transaction”).

The Transaction was completed on May 4, 2009.  At the closing:

•                  LBAM, the sub-adviser to ING U.S. Bond Index Portfolio, was renamed Neuberger Berman Fixed Income LLC (“NBFI”);

•                  the sub-advisory agreement previously in place with LBAM for the Portfolio terminated automatically; and

•                  effective May 4, 2009, ING Investments, LLC (“ING Investments”), the Portfolio’s investment adviser, entered into a new sub-advisory agreement with NBFI, on the same terms, compensation structure and portfolio management team as was in place under the Portfolio’s previous sub-advisory agreement.

IVPI and ING Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits an investment adviser to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Directors who are not “interested persons” of the company within the meaning of that term under the Investment Company Act of 1940.  Further, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

IVPI IS NOT ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

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ING VARIABLE PORTFOLIOS, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

NOTICE TO THE SHAREHOLDERS OF
ING U.S. BOND INDEX PORTFOLIO

July 20, 2009

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for ING U.S. Bond Index Portfolio (the “Portfolio”), a series of ING Variable Portfolios, Inc. (“IVPI”), effective May 4, 2009. This Notice will be mailed on or about July 20, 2009 to shareholders of record as of the close of business on May 4, 2009. The Information Statement is also available online at www.proxyvote.com/ing.

Shares of the Portfolio are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolio.

Overview of the Transaction

Lehman Brothers Asset Management LLC (“LBAM”) sub-advised the Portfolio under a sub-advisory agreement dated March 7, 2008 (the “LBAM Former Agreement”). Prior to the transaction described below, LBAM was a wholly-owned subsidiary of Lehman Brothers Holdings, Inc. (“Lehman Brothers”), a publicly traded company.

On September 14, 2008, Lehman Brothers filed a voluntary petition for Chapter 11 bankruptcy protection with the U.S. Bankruptcy Court for the Southern District of New York. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), a newly formed Delaware limited liability company organized by key members of Neuberger Berman’s senior management, was selected as the successful bidder in the public auction to acquire from Lehman Brothers substantially all the businesses operating under the Neuberger Berman name and the fixed-income business and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (collectively, the “Acquired Businesses”) (the “Transaction”).  On December 22, 2008, the bankruptcy court approved the sale of the Acquired Businesses to NBSH (or its successor or assign).

The Transaction was completed on May 4, 2009.  Upon the closing of the Transaction, NBSH assigned the Transaction to a newly formed entity, Neuberger Berman Group LLC (“NBG”), which is owned by, among others, portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies (“Management Members”), as well as Lehman Brothers and certain affiliates of Lehman Brothers.  Also, at the closing of the Transaction, LBAM, the sub-adviser to the Portfolio, was renamed Neuberger Berman Fixed Income LLC (“NBFI”). As a result of the Transaction, NBG directly or indirectly owns all of the Acquired Businesses, which includes NBFI.

The Investment Company Act of 1940 (“1940 Act”) requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act).  A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements.  The consummation of the Transaction constituted a sale of a controlling block of voting securities of LBAM, resulting in the assignment and automatic termination of the LBAM Former Agreement, effective May 4, 2009.

The Board of Directors (the “Board”) of IVPI approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) pursuant to which NBFI continues to provide day-to-day management services to the Portfolio. A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A.

IVPI and ING Investments, LLC (“ING Investments”), the Portfolio’s investment adviser, obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) that permits the investment adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements, with unaffiliated sub-advisers, without obtaining shareholder approval. Any such change must be approved by a majority of the Directors, and, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Notice is intended to comply with that condition.  NBFI and/or an affiliate will incur the cost of preparation of this Notice.

The Portfolio’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2008, was sent to shareholders on or about February 28, 2009.  In addition, the Portfolio’s Semi-Annual Report (unaudited) for the period ended June 30, 2009 will be sent to shareholders on or about August 31, 2009.

The Portfolio will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to IVPI,  at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 or by calling IVPI at 1-800-992-0180.

This Information Statement is being sent to shareholders of record as of May 4, 2009. As of May 4, 2009, the following shares of beneficial interest of the Portfolio were outstanding:

ING U.S. Bond Index Portfolio

Class	Shares Outstanding
Adviser Class	50,508.492
Institutional Class	43,758,542.503
Service Class	27,295,472.439
Total	71,104,523.434

To the best of IVPI’s knowledge, as of May 4, 2009, the following persons owned beneficially or of record 5% or more of any class of the Portfolio:

ING U.S. Bond Index Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange St Hartford, CT 06106	63.8% ADV Class; Beneficial	0.0%

ING Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	36.2% ADV Class; Beneficial	0.0%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.6% Class S; Beneficial	37.1%

ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	31.0% Class I; Beneficial	19.1%

ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.0% Class I; Beneficial	9.9%

ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.1% Class I; Beneficial	8.0%

ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.8% Class I; Beneficial	6.7%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.5% Class I; Beneficial	4.6%

ING Solution Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.7% Class I; Beneficial	3.5%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IVPI’s knowledge, as of May 4, 2009, no Director or officer of IVPI owned beneficially more than 1% of any class of  the Portfolio.

Service Providers to the Portfolio

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April of 1995. As of December 31, 2008, ING Investments managed approximately $35.7 billion in assets.  The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

ING Funds Distributor, LLC (“ING Funds Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of IVPI’s series, including the Portfolio.  The Portfolio paid ING Funds Distributor $161,165 in distribution and shareholder servicing fees during the fiscal year ended December 31, 2008. Those fees were used to provide distribution and/or shareholder services to the Portfolio, including making payments to financial service providers for the provision of shareholder and/or distribution services.

Pursuant to an administrative services agreement with IVPI, ING Funds Services, LLC (“IFS”) provides administrative services necessary for the Portfolio’s ordinary operation and is responsible for the supervision of the Portfolio’s other service providers. IFS assumes all ordinary recurring costs of the Portfolio, such as custodian fees, director’s fees, transfer agency fees and accounting fees. The Portfolio paid IFS $109,622 in administrative fees during the fiscal year ended December 31, 2008. The principal offices of ING Funds Distributor and IFS are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Each of ING Investments, ING Funds Distributor and IFS is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Investments, ING Funds Distributor and IFS continued to provide advisory, distribution, and administrative services, as applicable, to the Portfolio following the completion of the Transaction and the implementation of the New Sub-Advisory Agreement. See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments and a listing of the names, addresses and principal occupations of the principal executive officers of IVPI who are also officers of ING Investments.

During the fiscal year ended December 31, 2008, the Portfolio did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Portfolio, ING Investments, NBFI (formerly LBAM), or affiliated persons of such persons.

NEW SUB-ADVISORY AGREEMENT

Background

ING Investments serves as the investment adviser to the Portfolio pursuant to an investment advisory agreement dated April 1, 2004 (the “Investment Advisory Agreement”). The Investment Advisory Agreement was last renewed by a majority of the Independent Directors on December 11, 2008, and was approved by the Portfolio’s initial shareholder via a written consent dated March 7, 2008.

The Investment Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, the Portfolio’s investment adviser may engage, subject to the approval of the Board, and where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio.  The investment adviser may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for the Portfolio.

The Portfolio pays ING Investments, its investment adviser, an annual management fee of 0.32% of the Portfolio’s average daily net assets payable on a monthly basis. The Portfolio paid ING Investments $350,798 for advisory services rendered for the fiscal year ended December 31, 2008.

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, ING Investments entered into the LBAM Former Agreement with LBAM, pursuant to which LBAM was delegated sub-advisory duties including responsibility for the day-to-day management of the Portfolio, under the supervision of ING Investments.  The LBAM Former Agreement was last approved via a written consent of the Portfolio’s initial shareholder dated March 7, 2008.

The Transaction

On September 14, 2008, Lehman Brothers, the parent company of LBAM, filed a voluntary petition for Chapter 11 bankruptcy protection with the U.S. Bankruptcy Court for the Southern District of New York.  On December 3, 2008, NBSH, a newly formed Delaware limited liability company organized by key members of Neuberger Berman’s senior management, was selected as the successful bidder in the public auction to acquire the Acquired Businesses from Lehman Brothers (previously defined as the “Transaction”).  On December 22, 2008, the bankruptcy court approved the Transaction to sell the Acquired Businesses to NBSH (or its successor or assign).

The Transaction was completed on May 4, 2009.  Upon the closing of the Transaction, NBSH assigned the Transaction to NBG, a newly formed entity, which is owned by, among others, Management Members as well as Lehman Brothers and certain affiliates of Lehman Brothers.  Also, at the closing of the Transaction, LBAM, the Portfolio’s sub-adviser, was renamed Neuberger Berman Fixed Income LLC (previously defined as “NBFI”). As a result of the Transaction, NBG directly or indirectly owns all of the Acquired Businesses, which includes NBFI, and the LBAM Former Agreement was automatically terminated.

In anticipation of the Transaction, at an in-person meeting of the Board of IVPI held on February 6, 2009, the Board considered whether to approve the New Sub-Advisory Agreement on behalf of the Portfolio. As is discussed more fully below, the Board determined to approve the New Sub-Advisory Agreement, effective May 4, 2009, to assure continuity of investment advisory services to the Portfolio after the Transaction.  A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The New Sub-Advisory Agreement will remain in effect, unless otherwise terminated, for an initial term ending on December 31, 2010.

Discussion of the Sub-Adviser

NBFI, whose principal offices are located at 190 South LaSalle Street, Suite 2400, Chicago, IL 60603, serves as the sub-adviser to the Portfolio. As of December 31, 2008 NBFI (formerly, “LBAM”) and its affiliates managed approximately $77.6 billion in total assets under management. LBAM served as the sub-adviser to the Portfolio under the LBAM Former Agreement, and, subject to the supervision and control of ING Investments and the Board, determined the securities to be purchased for and sold from the Portfolio. Upon the consummation of the Transaction, the LBAM Former Agreement was terminated and LBAM was renamed NBFI.  Effective May 4, 2009,

NBFI began serving as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement.  Subject to the supervision and control of ING Investments and the Board, NBFI determines the securities to be purchased for and sold from the Portfolio.  These services will continue to be provided to the Portfolio unless terminated by action of the Board.

Prior to the consummation of the Transaction, LBAM was a wholly-owned subsidiary of Lehman Brothers, a publicly traded company.  As a result of the Transaction, NBFI became a wholly-owned subsidiary of NBG, whose ownership is divided between Lehman Brothers, certain affiliates of Lehman Brothers and, directly or indirectly, the Management Members.  A listing of the names, addresses, and the principal occupations of the principal executive officers of NBFI is set out on Appendix B of this Information Statement.  As of May 4, 2009, no Director or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of NBFI. The Transaction did not result in a change to the personnel managing the Portfolio or its investment strategies.

Fees Charged to Fund Comparable to the Portfolio

Under the New Sub-Advisory Agreement between ING Investments and NBFI (formerly LBAM), NBFI has continued to manage the Portfolio in the same manner in which it managed the Portfolio under the LBAM Former Agreement.

The chart below sets forth the name of another investment company with investment objectives and strategies similar to those of the Portfolio, for which NBFI (formerly LBAM) acts as sub-adviser, the annual rate of compensation and the net assets of that investment company as of its fiscal year ended October 31, 2008.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Sub-Advisory Fee Rate (based on Comparable Fund’s average daily net assets)
Russell Investment Grade Bond Fund	$1.09 billion	0.08%

Terms of the New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Information Statement at Appendix A. The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the New Sub-Advisory Agreement are substantially similar to those of the LBAM Former Agreement, with the exception of the effective dates and the initial terms of each agreement.

Under the New Sub-Advisory Agreement, as was the case under the LBAM Former Agreement, NBFI acts as the sub-adviser to the Portfolio and supervises and directs the Portfolio’s investments. In this capacity NBFI furnishes the Portfolio with investment advisory services in connection with a continuous investment program and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, NBFI, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

The sub-advisory fee payable under the New Sub-Advisory Agreement, which is the same as the fee payable under the LBAM Former Agreement, is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets, in accordance with the schedule set out below.

Portfolio	Annual Sub-Advisory Fee
ING U.S. Bond Index Portfolio

0.08% of the first $50 million;
0.065% of the next $100 million;
0.032% of the next $350 million;
0.025% of the next $500 million;
0.018% of the next $1 billion;
0.016% of the next $500 million; and
0.014% on assets over $2.5 billion.

During the fiscal year ended December 31, 2008, ING Investments paid LBAM $125,336 for sub-advisory fees rendered to the Portfolio. NBFI continues to furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreement. .

Each of the LBAM Former Agreement and New Sub-Advisory Agreement provides that neither NBFI nor any of its directors, officers, employees or agents shall be liable to ING Investments of IVPI for any loss or expense resulting from NBFI’s acts or omissions as sub-adviser to the Portfolio, except for losses or expenses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, its duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to NBFI and IVPI; at any time without payment of any penalty by IVPI, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to ING Investments and NBFI; or by NBFI at any time without penalty, upon 3 months’ written notice to ING Investments and IVPI. In addition, the New Sub-Advisory Agreement shall terminate in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of the Portfolio at a meeting of shareholders at which approval of the agreement shall be considered by shareholders of the Portfolio.  The New Sub-Advisory Agreement terminates automatically in the event of its assignment.

The New Sub-Advisory Agreement was approved by the Board of IVPI, including a majority of the Independent Directors, on February 6, 2009.

Factors Considered by the Board

At a meeting of the Board of IVPI held on February 6, 2009, the Board, including a majority of the Independent Directors, determined to re-appoint NBFI (formerly LBAM) as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with NBFI included the following:  (1) a memorandum from ING Investments discussing the change of control of NBFI and the resulting assignment and automatic termination of the LBAM Former Agreement; (2) a presentation from NBFI regarding the Transaction and the ongoing operations of NBFI, including a pro forma balance sheet of NBFI immediately after the Transaction and a description of the proposed ownership structure of NBFI; (3) responses from NBFI to questions posed by Goodwin Procter LLP, independent legal counsel, on behalf of the Independent Directors (“Counsel”); (4) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (5) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically in presentations to the Board regarding NBFI in connection with its management of mutual funds in the ING Funds complex, including the Portfolio.  Such information included, among other things, detailed analysis of the Portfolio’s performance, including attribution analysis, provided at regular Board meetings.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ING Investments’ view with respect to NBFI’s management of the Portfolio; (2) the nature and quality of the services currently being provided and to be provided by NBFI under the New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of NBFI after the consummation of the Transaction, including NBFI’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain the same after the consummation of the Transaction; (4) the level of the compensation to be paid under the New Sub-Advisory Agreement in light of the services to be provided by NBFI and the fact that there would be no change in the advisory or sub-advisory fees payable by the Portfolio, or the projected profitability of ING Investments, in connection with the Transaction; (5) NBFI’s representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of NBFI to provide those services; (6) NBFI’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of the Portfolio and other funds in the ING Funds complex; (7) a description of NBFI’s current business continuity and disaster recovery plan and assurances that such plan is expected to remain in place following the Transaction; and (8) NBFI’s Code of Ethics, which had previously been approved for the Portfolio and other ING Funds, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board of IVPI reached the following conclusions:  (1) NBFI should be appointed as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; and (2) the sub-advisory fee rate payable by ING Investments to NBFI under the New Sub-Advisory Agreement is fair and reasonable in the context of all factors considered by the Board and in light of the nature, extent and quality of the services to be provided by NBFI.

Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement on behalf of the Portfolio.  The Independent Directors were assisted by Counsel, throughout the approval process.  The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor.  Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement.

Expenses Related to the Information Statement

The Portfolio will not pay the expenses incurred in connection with providing this Information Statement to shareholders. NBFI and/or an affiliate will pay these expenses, including the printing and mailing of the Information Statement.

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APPENDIX A

SUB-ADVISORY AGREEMENT

ING VARIABLE PORTFOLIOS, INC.

AGREEMENT made this 4th day of May, 2009, between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Neuberger Berman Fixed Income LLC, a Delaware limited liability company  (the “Sub-Adviser”).

WHEREAS, the ING Variable Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended Investment Management Agreement, dated April 1, 2004 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.             Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.             Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           In connection with managing a Series, the Sub-Adviser will conform with the Investment Advisers Act of 1940 as amended  (the “Advisers Act”) and the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations set forth in this Agreement or in the Fund’s Prospectus or Statement of Additional Information, with any applicable procedures adopted by the Fund’s Board of Directors (which procedures shall be provided to the Sub-Adviser with prior reasonable notice) and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager (which policies and procedures shall be provided to the Sub-Adviser with prior reasonable notice).  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will:  (1) manage each Series so that it meets the requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the requirements of Section 817(h) of the Internal Revenue Code, and the regulations issued thereunder.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of equity securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any material conflict of interest, which is not already described in Sub-Adviser’s current Form ADV, with respect to the issuers of securities that are the subject of such recommendations. Coordination and execution of voting matters, with respect to issuers of bonds or other fixed income securities will be the responsibility of the Sub-Adviser.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not purposely take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders; subject to review and editing by the Manager and mutual agreement by the Sub-Adviser, containing a discussion of those factors referred to in Item 22(b)(7)(i) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist for each month, in a form provided by the Manager, by the 10th business day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds determined by the Manager as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of sector concentrations on the Series; and

(iii)          Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(d)           The Sub-Adviser will provide reports to the Fund’s Board of Directors for consideration at meetings of the Board of Directors on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Directors with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

3.             Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which may include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.             Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  Prior to entering this Agreement and upon occurrences of any material amendments, the Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s current Form ADV, Part II.

5.             Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Statement to reflect a portfolio manager change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.             Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.             Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During  the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.             Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques to comply with the policies and procedures that the Manager or the Board of Directors may adopt. Such policies and procedures are to be provided to the Sub-Adviser with reasonable prior notice, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, which would be required to be stated therein or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.             Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in connection with the Fund’s compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the applicable records required to be maintained by Rule 31a-l under the 1940 Act in connection with the Sub-Adviser’s services provided hereunder.

10.           Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required or requested to be disclosed by law or regulation or deposition, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar judicial, administrative, governmental or self-regulatory process under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager in violation of this Agreement, or if available from a source other than the Manager, Sub-Adviser or this Fund.

11.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.           Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.           Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect through December 31, 2010.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) by the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

Neuberger Berman Fixed Income LLC

c/o Neuberger Berman Management LLC

605 3rd Avenue

3rd Floor

New York, NY 10158

Attention:  Ted Hobbie

and

Neuberger Berman LLC

1271 Avenue of the Americas

42nd Floor

New York, NY  10020

Attention:  Monica Sherer

17.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)             To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

NEUBERGER BERMAN FIXED INCOME LLC

By:

Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

NEUBERGER BERMAN FIXED INCOME LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING U.S. Bond Index Portfolio (formerly, ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio)

0.08% on first $50 million;
0.065% on next $100 million;
0.032% on next $350 million;
0.025% on next $500 million;
0.018% on next $1 billion;
0.016% on next $500 million; and
0.014% on assets over $2.5 billion

APPENDIX B

Principal Executive Officers of ING Variable Portfolios, Inc., who are officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Stanley D. Vyner — Executive Vice President

Kimberly A. Anderson — Senior Vice President

Ernest J. C’DeBaca — Senior Vice President

Todd Modic — Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Robyn L. Ichilov — Vice President and Treasurer

Huey P. Falgout, Jr. — Assistant Secretary

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Ernest J. C’DeBaca — Senior Vice President and Chief Compliance Officer

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. — Secretary

Principal Executive Officers of Neuberger Berman Fixed Income LLC

190 South LaSalle Street

Chicago, IL 60603

Name and Title

Bradley C. Tank — Chief Executive Officer

Joseph V. Amato — Managing Director

Lori A. Loftus — Chief Compliance Officer

B-1

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